UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – SEPTEMBER 7, 2012

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

       (678) 332-5000

(Registrant's telephone number, including area code)

             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

1

Explanatory Note

On September 14, 2012, CIG Wireless Corp. (the “Company”) filed a Current Report on Form 8-K. Such Form 8-K was amended on December 19, 2012. This Amendment Number 2 to the Form 8-K filed on September 14, 2012 is being filed to revise certain disclosures contained in the list of Exhibits to the Form 8-K filed on September 14, 2012 and to re-file a copy of the Credit Agreement, dated as of August 17, 2012 (the “Credit Agreement”), which contains revised redactions responsive to the Company’s request for confidentiality made with respect to certain provisions of the Credit Agreement. All other disclosures contained in the Form 8-K filed on September 14, 2012 remain unchanged. Each of Item 1.01, Item 2.01, Item 2.03 and Item 8.01 to the Form 8-K filed on September 14, 2012 is incorporated herein by referenced thereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit List

Exhibit	Description

Exhibit 10.1	Credit Agreement, dated as of August 17, 2012 by and among the CIG Comp Tower, LLC, the Lenders who are from time-to-time party thereto, and Macquarie Bank Limited.*

Exhibit 10.2	Security Agreement, dated as of September 7, 2012, by and among CIG Comp Tower, LLC, CIG Properties, LLC, and Macquarie Bank Limited, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

Exhibit 10.3	Guaranty, by CIG Properties, LLC in favor of Macquarie Bank Limited, incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

Exhibit 10.4	Intermediate Holdings Pledge Agreement, by CIG Properties, LLC In Favor of Macquarie Bank Limited, incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on December 19, 2012.

Exhibit 99.1	Press Release related to the acquisition of Communications Towers from Towers of Texas, Ltd., dated September 12, 2012, incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

Exhibit 99.2	Press Release related to closing of $150 million Macquarie Bank Credit Facility, dated September 11, 2012, incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

* Portions of that exhibit marked with an asterisk have been omitted and filed separately with the Commission pursuant to a request for confidential treatment. The Company is re-filing this Credit Agreement to include (i) certain schedules and exhibits thereto; and (ii) certain information previously omitted from the Credit Agreement.

# # #

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: President and Chief Executive Officer
(Principal Executive Officer)

Date: February 20, 2013

3